UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 18, 2006

LHC GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	8082 (Commission File Number)	71-0918189 (I.R.S. Employer Identification No.)
420 West Pinhook Rd., Suite A
Lafayette, LA 70503
(Address of Principal Executive Offices, including Zip Code)
(337) 233-1307
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On September 19, 2006, LHC Group, Inc. (the “Company”) issued a press release announcing the resignation of Pat Mulloy from the Company’s Board of Directors effective immediately. Mr. Mulloy elected to resign from the Company’s Board of Directors due to time constraints resulting from his other business interests. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.
Item 9.01
(c) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated September 19, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC Group, Inc.
By:	/s/ Barry E. Stewart
Barry E. Stewart
Senior Vice President and Chief Financial Officer

Dated: September 19, 2006